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                                  *** F A X ***

                            SPEIZMAN INDUSTRIES, INC.
                      P. O. Box 31215, Charlotte, NC 28231
                      Phone: 704/372-3751 Fax: 704/376-3153


COMPANY:             Zamark                           TOTAL NO. PAGES    1
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ATTN:                Mr. Gianni Zamarco
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FROM:                Bob Speizman
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DATE:                August 8, 1996
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SUBJECT:

FAX:                       3020/96
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Dear Gianni:

Dan Cardoza has been talking to Paisley concerning which additional equipment we want to order from Steiger and Zamark.

I have been thinking about our situation for quite some time and have concluded that it would be best for Steiger, Zamark and Speizman to terminate our relationship in a friendly manner.

We will continue to service and sell your equipment between now and December 31, 1996. After that time, I feel that we should both be free to pursue our own interests.

We have enjoyed our personal relationship with you but feel that our ability to market your equipment in the future would not meet either your expectations or ours. Under these circumstances, we think that it is best for both of us to conclude our relationship. Again, we have enjoyed our relationship and certainly hope that our friendship will continue for many years to come.

Sincerely,

/s/ Bob Speizman

Bob Speizman

RSS:dr
cc:      Mr. Paisley Gordon
         Mr. Sheldon Ritter

P.S.     Mr. Ritter will fax you further details tomorrow.